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                   Exhibit 10.  Property Lease Between Bio Systems Partners and Owners of 210 Sherwood Ave

                   This Lease, dated the                                            day of October, 1998
                   Between Owners of 210 Sherwood Ave. (A Partnership)

Parties                                                                            hereinafter referred to as the Landlord, and
                   Bio Systems Partners, 210 Sherwood Ave., Farmingdale, NY 11735

                                                                                   hereinafter referred to as the Tenant,
                   WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes
                   from the Landlord for the term and upon the rentals hereinafter specified, the                    premises
                   described as follows, situated in the                               of                              County
                   of                                                              and State of

Premises           210 Sherwood Ave.
                   Farmingdale, New York

Term The term of this demise shall be for Three (3) Years * SEE RIDER #30. beginning July 15, 1999 and ending July 14, 2002.

Rent               The rent for the demised term shall be Eighty nine thousand five hundred eight dollars ($89,508.00), Per Annum plus such increases and additional rent as specified in rider.

Payment            The said rent is to be payable monthly in advance on the fifteenth day of each calendar month for the term
of Rent            hereof, in installments as follows:
                   Monthly:             Seven Thousand Four Hundred Fifty Nine Dollars (7,459.00 Plus Additional Rent Per
                   Real Estate Tax:     Three Thousand Four Hundred Twenty One Dollars ($3,421.00)                Rider:
                   Total Monthly Rent:  Ten Thousand Eight Hundred Eighty Dollars ($10,880.00)
                   at the office of Landlord - 20 Executive Blvd., Farmingdale, NY 11735 or as may be otherwise directed by the
                   Landlord in writing.  As for Rent Reserved for remaining term of lease and additional rent - refer to rider annexed hereto.

                           THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

Peaceful           FIRST.-The Landlord covenants that the Tenant, on paying the said rental and performing the covenants and
Possession         conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

Purpose            SECOND.-The tenant covenants and agrees to use the demised premises as a Factory and Office and only for lawful purposes permitted under the applicable local zoning ordinances as well as under any applicable laws or statutes.

                   and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon. The Landlord represents that the current certification of occupancy permits factory and office usage.

Default in         THIRD.-The Tenant shall, without any previous demand therefor, pay to the Landlord, or its agent, the said
Payment of         rent at the times and in the manner above provided. In the event of the non-payment of said rent, or any
Rent               instalment thereof, at the times and in the manner above provided, and if the same shall remain in default for ten days after becoming due, or if the Tenant shall be dispossessed for non-payment of rent, or if the leased
Abandonment        premises shall be deserted or vacated, the Landlord or its agents shall have the right to and may enter the
of Premises        said premises as the agent of the Tenant, either by force or otherwise, without being liable for any prosecution or damages therefor, and may relet the premises as the agent of the Tenant, and receive the rent
Re-entry and       therefor, upon such terms as shall be satisfactory to the Landlord, and all rights of the Tenant to
Reletting by       repossess the premises under this lease shall be forfeited. Such re-entry by the Landlord shall not operate to
Landlord           release the Tenant from any rent to be paid or covenants to be performed hereunder during the full term so this lease. For the purpose of reletting, the Landlord shall be authorized to make such repairs or alterations in or
Tenant Liable      to the leased premises as may be necessary to place the same in good order and condition. The Tenant shall be
for Deficiency     liable to the Landlord for the cost of such repairs or alterations, and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or
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Lien of Landlord   may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The
to Secure          Tenant shall not be entitled to any surplus accruing as a result of the reletting. The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of the Tenant in or upon the

Performance        demised premises, to secure payment of the rent and to take possession of any furniture, fixtures or other
Attorney's Fees    personal property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the
                   Landlord in enforcing any of the obligations under this lease.

Sub-letting and    FOURTH.-The Tenant shall not sub-let the demised premises nor any portion thereof, nor shall this lease be
Assignment         assigned by the Tenant without the prior written consent of the Landlord endorsed hereon. Which may not unreasonably be withheld.

Condition of       FIFTH.-The Tenant has examined the demised premises, and accepts them in their present condition (except as
Premises, Repairs  otherwise expressly provided herein) and without any representations on the part of the Landlord or its agents as to the present or future condition of the said premises. The Tenant shall keep the demised premises in good condition, and shall redecorate, paint and renovate the said premises as may be necessary to keep them
Alterations and    in repair and good appearance. The Tenant shall quit and surrender the premises at the end of the demised term
Improvements       in as good condition as the reasonable use thereof will permit. The Tenant shall not make any alterations, additions, or improvements to said premises without the prior written consent of the Landlord. All erections,
Sanitation,        alterations, additions and improvements, whether temporary or permanent in character, which may be made upon
Inflammable        the premises either by the Landlord or the Tenant, except furniture or movable trade fixtures installed at the
Materials          expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as a part thereof at the termination of this Lease, without compensation to the Tenant. The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from
Sidewalks          trash, inflammable material and other objectionable matter.  If this lease covers premises, all or a part of which are on the ground floor, the Tenant further agrees to keep the sidewalks in front of such ground floor portion of the demised premises clean and free of obstructions, snow and ice.  (See Rider)

Mechanics'         SIXTH.-In the event that any mechanics' lien is filed against the premises as a result of alterations,
Liens              additions or improvements made by the Tenant, the Landlord, at its option, after thirty days' notice to the
                   Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

Glass              SEVENTH.-The Tenant agrees to replace at the Tenant's expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.

Liability of       EIGHTH.-The Landlord shall not be responsible for the loss of or damage to property, or injury to persons,
Landlord           occurring in or about the demised premises, by reason of any existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises.

Services and       Tenant shall pay for all services and utilities.
Utilities          The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

Right to Inspect   TENTH.-The Landlord, or its agents, shall have the right to enter the demised premises at reasonable hours in
and Exhibit        the day or night to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

Damage by Fire,    ELEVENTH.-In the event of the destruction of the demised premises or the building containing the said
Explosion, The     premises by fire, explosion, the elements or otherwise during the term hereby created, or previous thereto,
Elements or        or such partial destruction thereof as to render the premises wholly untenantable or unfit for occupancy, or
Otherwise          should the demised premises be so badly injured that the same cannot be repaired within ninety days from the happening of such injury, then and in such
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                   case the term hereby created shall, at the option of the Landlord, cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the
                   Tenant's interest therein to the Landlord, and shall pay rent only to the time of such destruction, in which event the Landlord may enter and re-possess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine.
                   The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.

Observation of     TWELFTH.-The Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the
Laws, Ordinances,  Federal, State, County and Municipal authorities applicable to the business to be conducted by the Tenant in
Rules and          the demised premises. The Tenant agrees not to do or permit anything to be done in said premises, or keep
Regulations        anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

Signs              THIRTEENTH.-No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

Subordination      FOURTEENTH.-This lease is subject and is hereby subordinated to all present and future mortgages, deeds of
to Mortgages       trust and other encumbrances affecting the demised premises or the property of which said premises are a part.
and Deeds of       The Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or
Trust              desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.

Sale of Premises   FIFTEENTH.-N/A.

Rules and          SIXTEENTH.-The rules and regulations regarding the demised premises, affixed to this lease, if any, as well as
Regulations of     any other and further reasonable rules and regulations which shall be made by the Landlord, shall be observed
Landlord           by the Tenant and by the Tenant's employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

Violation of       SEVENTEENTH.-In case of violation by the Tenant of any of the covenants, agreements and conditions of this
Covenants,         lease, or of the rules and regulations now or hereafter to be reasonably established by the Landlord, and upon
Forfeiture of      failure to discontinue such violation within ten days after notice thereof given to the Tenant, this lease
Lease, Re-entry    shall thenceforth, at the option of the Landlord, become null and void, and the Landlord may re-enter without
by Landlord        further notice or demand. The rent in such case shall become due, be apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as
Non-waiver         aforesaid. No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or
of Breach          be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.

Notices            EIGHTEENTH.-All notices and demands, legal or otherwise, incidental to this lease, or the occupation of the demised premises, shall be in writing.  If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the
                   Tenant at the demised premises, or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises.  Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.
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Bankruptcy,        NINETEENTH.-It is further agreed that if at any time during the term of this lease the Tenant shall make any
Insolvency,        assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a
Assignment for     receiver shall be appointed for the Tenant, then the Landlord may, at its option, terminate this lease,
Benefit of         exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee
Creditors          or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

Holding Over       TWENTIETH.-In the event that the Tenant shall remain in the demised premises after the expiration of the term
by Tenant          of this lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the
                   Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term.

Eminent            TWENTY-FIRST.-If the property or any substantial part thereof wherein the demised premises are located shall
Domain,            be taken by public or quasi-public authority under any power of eminent domain or condemnation, this lease, at
Condemnation       the option of the Landlord, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.  Provided that such taking shall have a material effect on tenant's business.

Security           TWENTY-SECOND.-The Tenant has this day deposited with the Landlord the sum of $15,464.18 as security for the full and and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

Arbitration        TWENTY-THIRD.-Any dispute arising under this lease shall be settled by arbitration.  Then Landlord and Tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

Delivery of        TWENTY-FOURTH.-No rights are to be conferred upon the Tenant until this lease has been signed by the Landlord,
Lease              and an executed copy of the lease has been delivered to the Tenant.

Lease              TWENTY-FIFTH.-The foregoing rights and remedies are not intended to be exclusive but as additional to all
Provisions Not     rights andremedies the Landlord would otherwise have by law.
Exclusive
                   TWENTY-SIXTH.-All of the terms, covenants and conditions of this lease shall inure to the benefit of and be
Lease Binding      binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto.
on Heirs,          However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate
Successors, Etc.   this lease by notifying the executor or administrator of the Tenant at the demised premises.

                   TWENTY-SEVENTH.-This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.

                   TWENTY-EIGHTH.-This instrument may not be changed orally.
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IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.

                                        Flushing Operating Corp.

Witness:                                      HAROLD J. WHITE        (SEAL)
                                        -----------------------------
                                                   Landlord

                                        By /s/ HAROLD J. WHITE
---------------------------               ----------------------------

                                           /s/ WILLIAM SWEENEY        (SEAL)
---------------------------               ----------------------------
                                                    Tenant
                                        President, Bio Systems

                                    GUARANTY

           In consideration of the execution of the within lease by the Landlord, at the request of the undersigned and in reliance of this guaranty, the undersigned hereby guarantees unto the Landlord, its successors and assigns, the prompt payment of all rent and the performance of all of the terms, covenants and conditions provided in said lease, hereby waiving all notice of default, and consenting to any extensions of time or changes in the manner of payment or performance of any of the terms and conditions of the said lease the Landlord may grant the Tenant, and further consenting to the assignment and the successive assignments of the said lease, and any modifications thereof, including the sub-letting and changing of the use of the demised premises, all without notice to the undersigned. The undersigned agrees to pay the Landlord all expenses incurred in enforcing the obligations of the Tenant under the within lease and in enforcing this guaranty.

Witness:                                                                (SEAL)
        ----------------------------------   ---------------------------
                                                                        (SEAL)
------------------------------------------   ---------------------------

Date:
     -------------------------------------






                                           LEASE
                           Owners of 210 Sherwood Ave.
                                                                 Landlord
                                       to
                                210 Sherwood Ave.
                              Farmingdale, New York
                                                                 Tenant

                                Premises leased:

                               From: JULY 15, 1999
                                     -------------
                                To: JULY 14, 2002
                                    --------------


                     ASSIGNMENT AND ACCEPTANCE OF ASSIGNMENT

           For value received the undersigned Tenant hereby assigns all of said Tenant's right, title and interest in and to the within lease from and
after                                        unto
heirs, successors, and assigns, the demised premises to be used and occupied for and for no other purpose, it being expressly agreed
that this assignment shall not in any manner relieve the undersigned assignor from liability upon any of the covenants of this lease.

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Witness:                                                                (SEAL)
        ----------------------------------   ---------------------------
                                                                        (SEAL)
------------------------------------------   ---------------------------

Date:
     -------------------------------------



           In consideration of the above assignment and the written consent of the Landlord thereto, the undersigned assignee, hereby assumes and agrees
from and after            to make all payments and to perform all covenants
and conditions provided in the within lease by the Tenant therein to be made and performed.

Witness:                                                                (SEAL)
        ----------------------------------   ---------------------------
                                                                        (SEAL)
------------------------------------------   ---------------------------

Date:
     -------------------------------------


                              CONSENT TO ASSIGNMENT

           The undersigned Landlord hereby consents to the assignment of the within lease to on the express conditions that the original Tenant
                  , the assignor, herein, shall remain liable for the prompt payment of the rent and the performance of the covenants provided in the said lease by the Tenant to be made and performed, and that no further assignment of said lease or sub-letting of any part of the premises thereby demised shall be made without the prior written consent of the undersigned Landlord.

                                         -----------------------------------
                                                       Landlord

Date:                                    By
     ----------------------------------    ----------------------------------



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                   RIDER TO AND FORMING PART OF LEASE BETWEEN
             OWNERS OF 210 SHERWOOD AVENUE AND BIO SYSTEMS PARTNERS


29.      REAL ESTATE TAXES

         As and for additional rent hereunder, the Tenant shall pay to the Landlord the amount of $2.43 per square foot which shall accrue at the yearly rate of $41,052.00, payable monthly at the rate of $3,421.00 for the base real estate taxes now existing on the property. Tenant shall continue to pay the aforesaid amount on a monthly basis until notified by Landlord of a change in the real estate tax amount. In the event of any change, landlord shall present to Tenant a photostatic copy of the bill rendered therefor by the appropriate taxing authority, and in that event the amount to be paid hereunder shall be adjusted accordingly to reflect such increase or decrease. Additionally, as and for additional rent hereunder, the Tenant shall pay any and all assessments, whether special or general, which may be levied or assessed upon the demised premises at any time during the term herein demised. The amount of each such assessment, if any, shall be paid by the Tenant to the Landlord as additional rent hereunder within fifteen (15) days after the Landlord shall give notice to the Tenant of the amount of such assessment, together with a photostatic copy of the notice or bill issued by the taxing authority for such assessment.

30.      TERM OF THE LEASE

         The term of the lease shall be for a period of three (3) years, commencing on the 15th day of July 15, 1999 and ending on the 14th day of July, 2002, provided however, that subject to the following provisions, the Lessee may terminate this lease effective at any time following the first twelve (12) months of the lease term by so notifying the Lessor in writing of its intention to so terminate. The effective date of any such termination of this lease by the Lessee to the Lessor shall be effective six (6) months following the date such notification is received by the Lessor, further provided that such notification may not occur sooner than twelve (12) months following the commencement date of the lease. In no event shall any such date of termination be effective sooner than eighteen (18) months following the commencement date of this lease.

31.      RENTAL FOR REMAINDER OF TERM

         Tenant shall pay as net rent an amount that shall be determined each year as follows:

         COST OF LIVING INCREASE:

         As additional rent, the Tenant shall pay an increase of 2% for cost of living annually beginning with year July 15, 1999 and ending July 14, 2002. The addition shall be paid monthly starting July 15, 2000.

32.      EXTENSION OF TERM

         Provided the Tenant is in occupancy of the premises and is not in default under the terms and conditions of this Lease, the Tenant shall have the option to renew this Lease for Three (3) additional 3-year terms. Tenant must inform the Landlord in writing at least six (6) months prior to the expiration date of the then current term. During such renewal term, all of the provisions of this Lease shall remain in full force and effect except that there shall be no right of renewal and the rental during such renewal period shall be as follows:

         During each year of the renewal period the rent shall be determined as provided for in Paragraph 31 of this Rider, as well as any additional rent provided for in this Rider.

33.      SALE OF PREMISES

         In the event the Landlord decides to sell the premises, the Tenant will be given the right to first refusal.

34.      ALTERATIONS AND IMPROVEMENTS

         Supplementing Paragraph 5, Tenant shall have the right to make improvements and alterations to the premises at its sole cost and expense and subject to Landlord's approval which will not be unreasonably withheld. In particular, but without further limitation, the Tenant shall have the right to add a new loading dock and drive-in-door in the rear of the building. The new dock, however, shall conform to the now existing dock for aesthetic purposes. Landlord further agrees that Tenant may fence the entire property or any part thereof. In addition, Tenant shall have the right to install vents and fans on the roof. The aforementioned alterations as well as others that may be made during Tenant's demise of the premises shall, at the expiration of Tenant's term, become the property of the Landlord.

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35.      ENVIRONMENTAL COMPLIANCE

         Tenant agrees to indemnify and hold Landlord harmless for all violations issued by applicable environmental agencies issued as a result of Tenant's occupancy of the premises. Additionally, tenant agrees to perform generally accepted testing on the premises prior to Tenant's vacating the premises showing that Tenant has not caused any harmful or unlawful discharge of hazardous substances. Tenant also agrees to perform satisfactory testing on the cesspool and sewer drains prior to Tenant's vacating the premises showing that the cesspool and sewer drains are in satisfactory operation condition, and if not, Tenant shall repair same.

         In the event that tests performed by the Tenant show that Tenant has caused hazardous discharges onto the premises, tenant shall, prior to vacating the premises, remove said discharges from the premises in accordance with the applicable laws and regulations regarding such removal. In the event that Tenant fails to perform such removal, Tenant agrees to reimburse Landlord for the costs of the removal by Landlord or its agents. This clause shall survive Tenant's occupancy and is binding upon Tenant's successors and assigns, whether corporate or individual and if individual to be binding upon his heirs, executors or administrators.

         Tenant further agrees not to use the storm drains, but to maintain and clean them. Tenant agrees not to discharge any waste, hazardous, infectious, or otherwise into the storm drains.

         Landlord agrees to be responsible or the hold tenant harmless from any violations issued by the applicable environmental agencies pertaining to the condition of the premises prior to tenants original occupancy on November 15, 1988.

36.      INSURANCE

         Tenant shall, at its own cost and expense, procure and maintain during the entire term of this agreement, public liability insurance from a reputable company licensed to do business in the State of New York, which policy shall be in the sum of $500,000 as to a single person and $1,000,000 as to a single occurrence and $1,000,000 property damage, and shall name both Landlord and Tenant as insured thereby. Said policy shall be evidenced by a certificate or binder deposited with the Landlord within fifteen (15) days of the commencement of the term of this Lease.

         In the event that the premiums for the insurance policy carried by the Landlord with respect to the property herein demised shall be increased by reason of any use to which the Tenant shall put the demised premises hereunder, then and in that event, the Tenant will pay the entire amount of such increased premiums. Landlord shall deliver to Tenant a photostatic copy of its bill for insurance premiums evidencing such increase. Tenant shall pay, within fifteen (15) days of the delivery to it of the photostatic copy herein referred to Landlord as additional rent the increase in premiums.